SUPPLEMENT DATED MAY 19, 2011

FIRST INVESTORS INCOME FUNDS AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2011

1.	In the Summary Section for the Fund For Income, under the heading “Principal Investment Strategies” on page 13, the following sentence is added at the end of the first paragraph:

The Fund may also invest in other high yield debt securities, such as assignments of syndicated bank loans.

2.	In the Summary Section for the Fund For Income, the information under the heading “Credit Risk” on page 13 is deleted in its entirety and replaced with the following:

Credit Risk.  This is the risk that an issuer of bonds and other debt securities, including syndicated bank loans, will be unable to pay interest or principal when due. High yield bonds and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings.  During times of economic downturn, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.

3.	In the Summary Section for the Fund For Income, under the heading “Liquidity Risk” on page 13, the following sentence is added at the end of the paragraph:

Assignments of syndicated bank loans may be less liquid at times, because of potential delays in the settlement process or restrictions on resale.

4.	In “The Funds In Greater Detail” section for the Fund For Income, under the heading “Principal Investment Strategies” on page 62, the following sentence is added at the end of the first paragraph:

The Fund may also invest in other high yield debt securities, such as assignments of syndicated bank loans.

5.	In “The Funds In Greater Detail” section for the Fund For Income, under the heading “Credit Risk” on page 63, the following sentence is added at the end of the paragraph.

The same risks of default apply to borrowers of assignments of syndicated bank loans.

6.	In “The Funds In Greater Detail” section for the Fund For Income, under the heading “Liquidity Risk” on page 63, the following sentence is added after the first sentence.

Assignments of syndicated bank loans may be less liquid at times, because of potential delays in the settlement process or restrictions on resale.

IEP0511

SUPPLEMENT DATED MAY 19, 2011

FIRST INVESTORS INCOME FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2011

1.
In Part-I under Appendix A- “Investment Strategies Used By The First Investors Income Funds”, the investment checklist for the Fund For Income on page I-A-4 has been amended and a checkmark (✓) has replaced the dash mark (-) for Syndicated Bank Loans.

2.	In Part-II under the heading “G. Syndicated Bank Loans” on page II-3 the following information is added at the end of that section:

A Fund may also invest in syndicated bank loans by purchasing an assignment directly from a lender and, thereby, the Fund would assume the same rights, obligations and risks as the assigning lender.  The Fund would have the right to receive payment of principal and interest from the borrower under the terms of the loan.  Additional rights may include the right to vote along with other lenders to enforce certain terms of the loan agreement, such as declaring the loan in default and initiating collections.  A Fund would be subject to the same risks of default by the borrower as discussed above for syndicated bank loan participations.  The assignments a Fund would purchase are generally based on senior obligations and are secured by collateral.  However, it is possible that if the borrower files for bankruptcy, the Fund may not be deemed a secured creditor.  If the loan is foreclosed, a Fund could potentially become an owner of the collateral and would bear the costs and liabilities associated with owning or disposing of the collateral.  Banks, financial institutions or lending syndicates generally offer these types of direct assignments, which are typically administered by a third-party, such as a bank or financial institution, that serves as an agent for the holder of the loan.  The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.  A Fund may have to rely on the agent or other financial intermediaries to apply appropriate credit remedies against a borrower.

Although syndicated bank loans in which a Fund will invest through assignments will generally be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated.  In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a syndicated bank loan.

Syndicated bank loans and other types of direct indebtedness may not be readily marketable and may be subject to certain restrictions on resale.  In some cases, the settlement process may take longer than seven days.  Consequently, some indebtedness may be difficult or impossible to dispose of within seven days at what the adviser believes to be a fair price and will therefore be treated as illiquid for purposes of a Fund’s limitation on illiquid investments.  In addition, syndicated bank loans may require the consent of the borrower and/or the agent prior to sale or assignment.  These consent requirements can delay or impede the Fund’s ability to sell syndicated bank loans and can adversely affect a loan’s liquidity and the price that can be obtained.  Some syndicated bank loans are traded among certain financial institutions and accordingly may be deemed liquid.

IFSAI0511